PARADIGM FUNDS

Paradigm Value Fund

Paradigm Opportunity Fund

Paradigm Select Fund

Paradigm Intrinsic Value Fund

Supplement Dated September 8, 2009

To the Statement of Additional Information

Dated May 1, 2009

The following tables provide updated information regarding each Trustee of the Trust, and replaces the charts on page 9 of the current Statement of Additional Information.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Interested Trustee and Officers

Name, Address[1] and Year of Birth	Position(s) Held with Paradigm Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Trustee	Other Directorships Held by the Trustee
Candace King Weir[2] (1944)	President and Trustee	Indefinite Term, Since 2002	Investment Manager of PCM Ventures Intl., LLC (Nov. 2001 - current) and PCM Ventures II, LLC (June 2003 - current); Investment Manager and principal of PCM Ventures LLC (Jan. 1997 - current); Director and President of Paradigm Capital Management, Inc. (1993 - current); Director and President of C.L. King & Associates, a registered broker dealer (1972 - current); CEO, Portfolio Manager and Member of PCM Advisors LLC (Dec. 2004 - current); CEO and Member of Paradigm Funds Advisor LLC (July 2005 - current); Director and Member of PCM Growth Advisors, Inc. (Feb. 2007 - current).	4	Director, Nature's Sunshine Products
Amelia F. Weir (1975)	Secretary	Indefinite Term, Since 2009	Portfolio Manager and Director of Research Paradigm Capital Management (2008 – current), Portfolio Manager at William D. Witter, Inc. (2006 – 2008), Equity Analyst and Assistant Portfolio Manager at Tocqueville Asset Management (2005).	4	N/A
Carl A. Florio, CPA[3] (1948)	Trustee	Indefinite Term, Since 2005	Director and Vice Chairman of Paradigm Funds Advisors LLC and affiliated entities (2008 – current); Eastern Regional President of First Niagara Bank (2005 - 2007); President and Chief Executive Officer of Hudson River Bank & Trust Company (1996 - 2005).	4	Director, American Bio Medical; Dir., First Niagara Financial Group
John V. Gulick (1972)	Chief Compliance Officer	Indefinite Term, Since 2006

VP and CCO of Paradigm Funds Advisor LLC and affiliated advisors (February 2007 – current), Compliance Officer of Paradigm Capital Management, Inc. (April 2005 – Feb. 2007); Senior Compliance Analyst of GE Asset Management, Inc. (Feb.  2001 - March 2005).

				N/A	N/A
Robert A. Benton, CPA (1954)	Treasurer and Chief Financial Officer	Indefinite Term, Since 2002

SVP and CFO of Paradigm Funds Advisor LLC and  affiliated advisors (May 2006 – current),  SVP and CFO  of C.L. King & Associates, a registered broker dealer (February 2001 - current); SVP and CFO of Paradigm Capital Management, Inc. (February 2001 - March

2004).

				N/A	N/A

Independent  Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Paradigm Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Trustee	Other Directorships Held by the Trustee
Peter H. Heerwagen (1945)	Trustee	Indefinite Term, Since 2009	Peter H. Heerwagen, Attorney at Law (2009 – current). Executive Vice President of Ayco / Goldman Sachs (2003 - 2009).	4	None
Anthony J. Mashuta (1956)	Trustee	Indefinite Term, Since 2004	President and Chairman of the Board of Cool Insuring Agency, Inc. (1988 - current).	4	Director, Proctor's Theatre
William P. Phelan[4] (1956)	Trustee	Indefinite Term, Since 2007	Chief Executive Officer of Bright Hub, Inc. (2006 - current); Chief Executive Officer of OneMade, Inc. (1999 - 2004).	4	Director, MTI Micro

1 The address of each trustee and officer is c/o Paradigm Funds, Nine Elk Street, Albany, NY 12207.

2 Candace King Weir is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of her affiliation with the Trust's investment advisor, Paradigm Funds Advisor LLC.

3 Carl A. Florio is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of the Trust's investment advisor, Paradigm Funds Advisor LLC.  Carl A. Florio is a member of the Board of Directors of a non-profit foundation that recently retained Paradigm Capital Management, Inc. to manage a portion of the foundation's assets. Candace King Weir is a Director and the President of Paradigm Capital Management, Inc.; and an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

4 William P. Phelan is a limited partner in PCM Partners, LP II.  As of April 8, 2009 he owned 0.94% of the PCM Partners, LP II partnership, the value of which was $1.315 million.  Candace King Weir is the general partner of PCM Partners, LP II; an interested Trustee of the Trust; and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

The following paragraph is added to Purchases And Sales Through Broker Dealers on page 14 of the current Statement of Additional Information.

The Advisor or its affiliates may pay additional compensation, out of profits derived from the Advisor’s management fee and not as an additional charge to the Funds, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). These payments are in addition to any record keeping or sub-transfer agency fees payable by the Funds, or other fees described in the fee table in the prospectus or elsewhere in the prospectus or statement of additional information. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Funds on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Advisor access to the financial institutions sales force; granting the Advisor access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution's personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Funds available to its customers and may allow the Funds greater access to the financial institution’s customers.

This supplement, the Prospectus dated May 1, 2009, and the Statement of Additional Information dated May 1, 2009 provide the information a prospective investor ought to know before investing and should be retained for future reference.  Each document has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-800-239-0732.